[INTEGRAMED AMERICA, INC. LETTERHEAD]







                             December ________, 2008


[Employee]
[Address]
[City/State]

                                      RE:      Section 409A amendments to
                                               Indemnification Agreement
                                               -------------------------


Dear ______________

                  The purpose of this letter is to amend the Indemnification Agreement dated ____________ between you and IntegraMed America, Inc. (the "Agreement") to cause the Agreement to comply with Section 409A of the Internal Revenue Code, as amended. Terms used in this letter and not defined herein shall have the same meaning as under the Agreement. The Agreement is hereby amended by the addition of a new Section 10.11 at the end of the Agreement to read as follows:

                  10.11 Section 409A. This Agreement is intended to be an indemnification agreement as described in Treasury Regulations
                  Section 1.409A-1(b)(10) promulgated under Section 409A of the Internal Revenue Code, as amended. Accordingly, the Company intends that payments provided to the Indemnitee pursuant to the Agreement will not be subject to taxation under the Internal Revenue Code. The provisions of this Agreement shall be interpreted and construed in favor of satisfying any applicable requirements of Section 409A of the Internal Revenue Code. However, the Company does not guarantee any particular tax effect for payments provided to Indemnitee pursuant to this Agreement.

         The terms of the Agreement not amended herein shall remain in force and are not affected by this letter. This letter shall be governed and construed in accordance with the provisions of the Agreement.

         If the terms of this letter are acceptable to you, please sign both copies of this letter indicating your agreement to its terms, keep one signed copy of the letter for yourself, and return the other signed copy to me. This letter may be executed in two or more counterparts, each of which will be deemed to be an original. A signature transmitted by facsimile will be deemed an original signature.

                                        Sincerely,

                                        IntegraMed America, Inc.


                                       By:
                                             ---------------------------------

                                       Title:
                                             ---------------------------------

Accepted and Agreed:



[Employee]

Date:
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